                                                                    EXHIBIT 99.1

                           BANC OF AMERICA SECURITIES
                                 [LOGO OMITTED]

--------------------------------------------------------------------------------

MBS NEW ISSUE TERM SHEET

BANC OF AMERICA FUNDING 2005-D TRUST

ISSUER

BANC OF AMERICA FUNDING CORPORATION

DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-D
$1,057,066,000 (APPROXIMATE)

CLASS A-1 AND A-2 CERTIFICATES (OFFERED CERTIFICATES)

BANK OF AMERICA, N.A.

SELLER

WELLS FARGO BANK, N.A.

MASTER SERVICER

JUNE 6, 2005

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES                 BANC OF AMERICA FUNDING, 2005-D TRUST
[LOGO OMITTED]                              Mortgage Pass-Through Certificates
                                               $1,057,066,000 (approximate)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL         WAL (YRS)        LAST SCHEDULED PRIN    CERTIFICATE                              EXPECTED
          BALANCE      (ROLL(3)/CALL/MAT)        PMT (MTHS)       INTEREST RATE                              CREDIT        EXPECTED
CLASS       $(1)              (2)          (ROLL(3)/CALL/MAT)(2)     TYPE(5)          TRANCHE TYPE        ENHANCEMENT(6)    RATINGS
------------------------------------------------------------------------------------------------------------------------------------

 A-1   1,000,000,000   2.79 / 5.05 / 5.48      58 / 152 / 358           (4)    Super Senior - Pass Through    8.00%         AAA(7)
------------------------------------------------------------------------------------------------------------------------------------
 A-2     57,066,000    2.79 / 5.05 / 5.48      58 / 152 / 358           (4)       Super Senior Support        2.75%         AAA(7)
                                                                                     - Pass Through
------------------------------------------------------------------------------------------------------------------------------------
 A-R        100                                                                          Residual             2.75%          AAA
-----------------------                                                         ----------------------------------------------------
 B-1     16,848,000                                                                    Subordinate            1.20%          AA
-----------------------                                                         ----------------------------------------------------
 B-2     5,435,000                                                                     Subordinate            0.70%           A
-----------------------            INFORMATION NOT PROVIDED HEREIN              ----------------------------------------------------
 B-3     2,174,000                                                                     Subordinate            0.50%          BBB
-----------------------                                                         ----------------------------------------------------
 B-4     2,717,000                                                                     Subordinate            0.25%          BB
-----------------------                                                         ----------------------------------------------------
 B-5     1,630,000                                                                     Subordinate            0.10%           B
-----------------------                                                         ----------------------------------------------------
 B-6     1,087,918                                                                     Subordinate            0.00%          NR
------------------------------------------------------------------------------------------------------------------------------------


(1)  The Certificate sizes are approximate and are subject to a +/- 10%
     variance. Sizing for Certificates will be based upon demand.

(2)  The WAL and Last Scheduled Principal Payment to Roll for each Class of
     Certificates are shown to 15% CPB. The WAL and Last Scheduled Principal
     Payment to Call and to Maturity for each Class of Certificates are shown to
     15% CPR.

(3)  "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).

(4)  For each Distribution Date, interest will accrue on the Class A-1 and Class
     A-2 Certificates at a rate equal to the weighted average of the Net
     Mortgage Interest Rates of the Mortgage Loans (based upon the Scheduled
     Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For the initial
     Distribution Date in July 2005, this rate is expected to be approximately
     [     ] per annum.

(5)  The Certificate coupons are approximate and subject to a +/-5 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(6)  The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(7)  The Class A-1 Certificates are expected to be rated AAA, or its equivalent, by at least two of Standard & Poor's, Moody's and Fitch. The Class A-2
     Certificates are expected to be rated AAA, or its equivalent, by at least one of Standard & Poor's, Moody's and Fitch.

BANC OF AMERICA SECURITIES LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES                 BANC OF AMERICA FUNDING, 2005-D TRUST
[LOGO OMITTED]                              Mortgage Pass-Through Certificates
                                               $1,057,066,000 (approximate)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
Transaction:                       Banc of America Funding Corporation.

                                   Mortgage Pass-Through Certificates, Series 2005-D.

Lead Manager (Book Runner):        Banc of America Securities LLC.

Master Servicer:                   Wells Fargo Bank, N.A.

Servicer:                          Wells Fargo Bank, N.A.

Trustee:                           Wachovia Bank, National Association

Rating Agencies:                   Two of Fitch, Standard & Poor's and Moody's will rate
                                   the Offered Certificates.

Securities Offered:                $1,000,000,000 Class A-1 Certificates.

                                   $57,066,000 Class A-2 Certificates.

Closing Date:                      June 30, 2005.

Distribution Date:                 25th of each month, or the next succeeding business day
                                   (First Distribution Date: July 25, 2005).

Cut-Off Date:                      June 1, 2005.

Class A Certificates:              Class A-1, Class A-2 and Class A-R Certificates (each a
                                   "Class A Certificate").

Subordinate Certificates:          The Class B-1, Class B-2, Class B-3, Class
                                   B-4, Class B-5 and Class B-6 Certificates
                                   (also the "Class B Certificates" and each a
                                   "Subordinate Certificate").

Super Senior Certificates:         Class A-1 Certificates.

Super Senior Support               Class A-2 Certificates.
Certificates:

Day Count:                         30/360.

Pricing Speed:                     15% CPB.

Clearing:                          DTC, Clearstream and Euroclear.

                                       Original           Minimum       Incremental
Denominations:                     Certificate Form    Denominations    Denominations
                                   ----------------    -------------    -------------
Offered Class A Certificates:         Book Entry           $1,000            $1

------------------------------------------------------------------------------------------


BANC OF AMERICA SECURITIES LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES                 BANC OF AMERICA FUNDING, 2005-D TRUST
[LOGO OMITTED]                              Mortgage Pass-Through Certificates
                                               $1,057,066,000 (approximate)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
SMMEA Eligibility:                 The Class A Certificates are expected to
                                   constitute "mortgage related securities" for
                                   purposes of SMMEA.

ERISA Eligibility:                 Subject to the considerations in the prospectus
                                   supplement, the Offered Certificates are expected to be
                                   eligible for purchase by certain ERISA plans.

Tax Structure:                     REMIC.

Legal Final:                       May 25, 2035.

Clean Up Call Date:                The first Distribution Date on which the aggregate
                                   Scheduled Principal Balance of the Mortgage Loans is
                                   less than 10% of its aggregate initial principal
                                   balance as of the Cut-off Date.

Administrative Fee Rate:           The Administrative Fee Rate with respect to the Trust
                                   is payable out of the interest payments received on
                                   each Mortgage Loan. The "Administrative Fee Rate"
                                   consists of (a) servicing compensation payable to the
                                   Servicer in respect of its servicing activities (the
                                   "Servicing Fee Rate") and (b) fees paid to the Master
                                   Servicer ("Master Servicer Fee Rate"). The
                                   Administrative Fee Rate will accrue on the Scheduled
                                   Principal Balance of each Mortgage Loan at a rate equal
                                   to the sum of the Servicing Fee Rate for such Mortgage
                                   Loan and the Master Servicing Fee Rate. The Servicing
                                   Fee Rate will be 0.250% per annum. The Master Servicing
                                   Fee Rate will be 0.000% per annum.

Compensating Interest:             The aggregate servicing fee payable to the Master
                                   Servicer for any month will be reduced by an amount
                                   equal to the aggregate prepayment interest shortfall
                                   for the Mortgage Loans serviced by such Servicer for
                                   such Distribution Date. Such amounts will be used to
                                   cover full or partial prepayment interest shortfalls,
                                   if any, of the Mortgage Loans.

Net WAC:                           As to any Mortgage Loan and Distribution Date, the
                                   excess of its mortgage interest rate over the related
                                   Administrative Fee Rate.

Interest Accrual:                  Interest will accrue on the Class Certificate Balances
                                   of the Class A Certificates during each one-month
                                   period beginning on the first day of the prior month
                                   through the last day of the month before the month in
                                   which each Distribution Date occurs (each, an "Interest
                                   Accrual Period"). The initial Interest Accrual Period
                                   will be deemed to have commenced on June 1, 2005.
------------------------------------------------------------------------------------------


BANC OF AMERICA SECURITIES LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES                 BANC OF AMERICA FUNDING, 2005-D TRUST
[LOGO OMITTED]                              Mortgage Pass-Through Certificates
                                               $1,057,066,000 (approximate)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
Principal Amount:                  The Principal Amount for any Distribution Date will
                                   equal the sum of (a) the principal portion of each
                                   Monthly Payment due, (b) the Stated Principal Balance,
                                   as of the date of repurchase, of each Mortgage Loan
                                   that was repurchased by the Depositor, the Seller or
                                   the Originator and the principal portion of any amount
                                   allocated in connection with an optional termination,
                                   (c) any substitution adjustment payments in connection
                                   with any defective Mortgage Loan received with respect
                                   to such Distribution Date, (d) any liquidation proceeds
                                   allocable to recoveries of principal of any Mortgage
                                   Loans that are not yet liquidated Mortgage Loans
                                   received during the calendar month preceding the month
                                   of such Distribution Date, (e) with respect to each
                                   Mortgage Loan that became a liquidated Mortgage Loan
                                   during the calendar month preceding the month of such
                                   Distribution Date, the amount of liquidation proceeds
                                   allocable to principal received with respect to such
                                   Mortgage Loan during the calendar month preceding the
                                   month of such Distribution Date with respect to such
                                   Mortgage Loan and (f) all full and partial principal
                                   prepayments on any Mortgage Loans received during the
                                   calendar month preceding the month of such Distribution
                                   Date.

Senior Principal Distribution      The Senior Principal Distribution Amount for any
Amount:                            Distribution Date will equal the sum of (i) the Senior
                                   Percentage for all amounts described in clauses (a)
                                   through (d) of the definition of "Principal Amount" for
                                   such Distribution Date and (ii) the Senior Prepayment
                                   Percentage of the amounts described in clauses (e) and
                                   (f) of the definition of "Principal Amount" for such
                                   Distribution Date subject to certain reductions due to
                                   losses.

Subordinate Principal              The Subordinate Principal Distribution Amount for any
Distribution Amount:               Distribution Date will equal the sum of (i) the
                                   Subordinate Percentage of the amounts described in
                                   clauses (a) through (d) of the definition of "Principal
                                   Amount" for such Distribution Date and (ii) the
                                   Subordinate Prepayment Percentage of the amounts
                                   described in clauses (e) and (f) of the definition of
                                   "Principal Amount" for such Distribution Date.

Senior Percentage:                 The Senior Percentage on any Distribution Date will
                                   equal (i) the aggregate class balance of the Class A
                                   Certificates immediately prior to such date, divided by
                                   (ii) the aggregate principal balance of the Mortgage
                                   Loans for such date.

Subordinate Percentage:            The Subordinate Percentage for any Distribution Date
                                   will equal 100% minus the Senior Percentage for such
                                   date.

Subordinate Prepayment             The Subordinate Prepayment Percentage for any
Percentage:                        Distribution Date will equal 100% minus
                                   the Senior Prepayment Percentage for such date.
------------------------------------------------------------------------------------------


BANC OF AMERICA SECURITIES LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES                 BANC OF AMERICA FUNDING, 2005-D TRUST
[LOGO OMITTED]                              Mortgage Pass-Through Certificates
                                               $1,057,066,000 (approximate)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Senior Prepayment Percentage:      For the following Distribution Dates, will be as
                                   follows:

                                   Distribution Date          Senior Prepayment Percentage
                                   -----------------          ----------------------------

                                   July 2005 through          100%;
                                   June 2012

                                   July 2012 through          the applicable Senior Percentage plus 70% of the
                                   June 2013                  applicable Subordinate Percentage;

                                   July 2013 through          the applicable Senior Percentage plus 60% of the
                                   June 2014                  applicable Subordinate Percentage;

                                   July 2014 through          the applicable Senior Percentage plus 40% of the
                                   June 2015                  applicable Subordinate Percentage;

                                   July 2015 through          the applicable Senior Percentage plus 20% of the
                                   June 2016                  applicable Subordinate Percentage; and

                                   July 2016 and thereafter   the applicable Senior Percentage;
                                   provided, however,

                                   (i)    if on any Distribution Date the aggregate Senior Percentage exceeds the aggregate Senior Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for such Distribution Date will equal 100%,

                                   (ii)   if on any Distribution Date prior to the July 2008 Distribution
                                          Date, prior to giving effect to any distributions on such
                                          Distribution Date, the aggregate Subordinate Percentage is greater than twice the aggregate Subordinate Percentage calculated as of the
                                          Closing Date, then the Senior Prepayment Percentage for that
                                          Distribution Date will equal the applicable Senior Percentage plus
                                          50% of the related Subordinate Percentage, and

                                   (iii)  if on or after the July 2008 Distribution Date, prior to giving effect to any distributions on such Distribution Date, the aggregate
                                          Subordinate Percentage is greater than twice the aggregate
                                          Subordinate Percentage calculated as of the Closing Date, then the
                                          Senior Prepayment Percentage for that Distribution Date will equal the applicable Senior Percentage.
---------------------------------------------------------------------------------------------------------------



BANC OF AMERICA SECURITIES LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES                 BANC OF AMERICA FUNDING, 2005-D TRUST
[LOGO OMITTED]                              Mortgage Pass-Through Certificates
                                               $1,057,066,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               PRELIMINARY CREDIT SUPPORT FOR CLASS A CERTIFICATES
--------------------------------------------------------------------------------
The Class B Certificates provide credit support for the Senior Certificates. The outstanding balances of the Class B Certificates could be reduced to zero as a result of Realized Losses on the Mortgage Loans. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class
A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Class B Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------



                                       SUBORDINATION OF CLASS B CERTIFICATES
                                       -------------------------------------
                                                     Class A
                                              Credit Support [2.75%]
                                       -------------------------------------
                                                    Class B-1
                                              Credit Support [1.20%]
                                       -------------------------------------
                                                    Class B-2
                                              Credit Support [0.70%]
                                       -------------------------------------
               Priority of                          Class B-3                      Order of
                 Payment                      Credit Support [0.50%]                 Loss
                                       -------------------------------------       Allocation
                                                    Class B-4
                                              Credit Support [0.25%]
                                       -------------------------------------
                                                    Class B-5
                                              Credit Support [0.10%]
                                       -------------------------------------
                                                    Class B-6
                                              Credit Support [0.00%]
                                       -------------------------------------


--------------------------------------------------------------------------------
       Preliminary Priority of Distributions for the Class A Certificates
--------------------------------------------------------------------------------
Distributions to the Class A Certificates and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------



                                       PRELIMINARY PRIORITY OF DISTRIBUTIONS

                           --------------------------------------------------------------
                                First, to the Class A Certificates to pay Interest;
                           --------------------------------------------------------------

                           --------------------------------------------------------------
                               Second, to the Class A Certificates to pay Principal;
                           --------------------------------------------------------------

                           --------------------------------------------------------------
                            Third, sequentially, to each class of Class B Certificates to pay Interest and Principal in the order of numerical
                            class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
                           --------------------------------------------------------------

                           --------------------------------------------------------------
                            Fourth, to the residual certificate, any remaining amounts.
                           --------------------------------------------------------------



BANC OF AMERICA SECURITIES LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
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BANC OF AMERICA SECURITIES                 BANC OF AMERICA FUNDING, 2005-D TRUST
[LOGO OMITTED]                              Mortgage Pass-Through Certificates
                                               $1,057,066,000 (approximate)
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DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Mortgage Loans consist of One-Year CMT based Relationship ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the
Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.
All of the mortgage interest rates will be indexed to the One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").
The One-Year CMT will be the weekly average yield on United States Treasury
Securities adjusted to a constant maturity of one year, as made available by the
Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable
Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 7.375% to 10.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its
Gross Margin. Of the Mortgage Loans 72.194% require only the payment of interest until the 61st payment date.

None of the Mortgage Loans have a prepayment fee as of the date of origination.

For a more detailed description of the collateral characteristics of the deal please reference the BAFC 2005-D Collateral Appendix.
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                     ------------------------------------
                      COLLATERAL GROUP CHARACTERISTICS
                     ------------------------------------
                                          MORTGAGE LOANS
                     ------------------------------------
                      TOTAL BALANCE       $1,086,958,018
                     ------------------------------------
                      GROSS WAC              4.3631%
                     ------------------------------------
                      NET WAC                4.1131%
                     ------------------------------------
                      WA REMAINING TERM       345.6
                     ------------------------------------
                      WA GROSS MARGIN        2.750%
                     ------------------------------------
                      WA INITIAL CAP         4.988%
                     ------------------------------------
                      WA PERIODIC CAP        2.000%
                     ------------------------------------
                      WA MAX RATE            9.367%
                     ------------------------------------
                      MONTHS TO ROLL          46.0
                     ------------------------------------
                      % CALIFORNIA           85.93%
                     ------------------------------------
                      WA OLTV                63.13%
                     ------------------------------------
                      WA FICO                 739
                     ------------------------------------
                      % INTEREST ONLY        72.194%
                     ------------------------------------
                      % PREPAY PENALTY        0.000%
                     ------------------------------------

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BANC OF AMERICA SECURITIES LLC                                                 8
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not
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contained in this material may pertain to securities that ultimately are not
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regarding market conditions and other matters as reflected herein. The
Underwriter makes no representation regarding the reasonableness of such
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actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors,
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issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
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Securities Act of 1933, including all cases where the material does not pertain
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appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the
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participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
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